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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
SUMMER INFANT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUMMER INFANT, INC.
1275 Park East Drive
Woonsocket, RI 02895

NOTICE OF 2008 ANNUAL MEETING
OF STOCKHOLDERS

        Notice is hereby given that the 2008 Annual Meeting of Stockholders of Summer Infant, Inc. will be held at 10:00 a.m. on Thursday, June 5, 2008, at Summer Infant's principal offices, 1275 Park East Drive, Woonsocket, Rhode Island., to consider and act upon the following matters:

  1.
  To elect two directors to serve for a three year term;

  2.
  To amend the 2006 Performance Equity Plan to increase the number of authorized shares available for issuance under the plan from 1,600,000 to 3,000,000; and

  3.
  To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

        Stockholders owning Summer Infant shares at the close of business on April 29, 2008, are entitled to receive notice of and to vote at the Annual Meeting.

        All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,
Jason Macari Chief Executive Officer
Woonsocket, Rhode Island May 5, 2008

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND IN ORDER TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

SUMMER INFANT, INC.
1275 Park East Drive
Woonsocket, RI 02895

PROXY STATEMENT

2008 Annual Meeting of Stockholders

June 5, 2008

        This Proxy Statement is furnished by the Board of Directors of Summer Infant, Inc., a Delaware corporation, in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders to be held on June 5, 2008, and at any adjournments or postponements of that meeting. Our Board of Directors has fixed April 29, 2008 as the record date for determining those stockholders entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on April 29, 2008 will be entitled to vote at the Annual Meeting. This Proxy Statement and the accompanying proxy card are first being mailed or given to holders of our common stock on or about May 5, 2008.

        Proxies in the form enclosed are solicited by our Board of Directors. Any proxy, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the stockholder's instructions on the proxy card. If no instructions are given on the proxy card, the proxy will be voted FOR the election as directors of the nominees named in this proxy statement, FOR the ratification and approval of the amendment to the 2006 Performance Equity Plan described in this proxy statement, and upon that other business as may properly come before the meeting in the appointed proxies' discretion. At present, management knows of no additional matters to be presented at the Annual Meeting, but if other matters are presented, the persons named in the proxy card and acting under the proxy card will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Revocability of Proxies

        A proxy may be revoked at any time prior to its exercise—

  (i)
  by submitting a written notice revoking that proxy, addressed to our Board of Directors at our principal office at 1275 Park East Drive, Woonsocket, RI 02895, or

  (ii)
  at the Annual Meeting prior to the taking of a vote.

        Any stockholder entitled to vote at the Annual Meeting may attend the Annual Meeting and vote in person on any matter presented for a vote to our stockholders at the Annual Meeting, whether or not that stockholder has previously given a proxy.

Solicitation of Proxies

        Solicitation of proxies will be made initially by mail. Proxies may also be solicited personally, by telephone, e-mail or by facsimile transmission by our directors, officers and other employees. We will bear all costs and expenses incurred in connection with this solicitation, including the cost of printing and mailing these proxy materials and the expenses, charges and fees of brokers, custodians, nominees and other fiduciaries who, at the request of our management, mail material to, or otherwise communicate with, the beneficial owners of our common stock held of record by those brokers, custodians, nominees or other fiduciaries.

Householding of Special Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of these proxy materials may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of these proxy materials to any stockholder upon written or verbal request to us at our principal office at 1275 Park East Drive, Woonsocket, RI 02895 telephone: (401) 671-6550. Any stockholder who wants to receive separate copies of proxy materials in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact that stockholder's bank, broker, or other nominee record holder, or that stockholder may contact us at the address and phone number set forth above.

Voting Securities

        As of April 29, 2008, the record date for the Annual Meeting, there were 15,055,782 shares of common stock issued and outstanding, all of which are entitled to vote at the Annual Meeting. Fractional shares will not be entitled to vote, but each full share of common stock entitles the holder of that share to one vote on all matters properly brought before the Annual Meeting. At present, our common stock is the only class of our capital stock that is issued and outstanding.

Vote Required

        Each common stockholder is entitled to one vote for each share held by that stockholder on April 29, 2008. The representation in person or by proxy of at least a majority of the shares of common stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Abstentions and "broker non-votes," as described below, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

        The affirmative vote of a plurality of the shares of our common stock represented in person or by proxy at the Annual Meeting is necessary for the election of directors. The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and voting on those matters is required for approval of the other proposals described in this proxy statement. With regard to these proposals, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome. Furthermore, shares held in "street name" by a broker or nominee who indicates on a proxy that it does not have discretionary authority to vote those shares as to a particular matter will also be entirely excluded from the vote and will have no effect on its outcome. We refer to these shares as "broker non-votes."

        Written notice of the results of the voting at the Annual Meeting or adjournments of the meeting will not be mailed to stockholders, but will be available without charge, upon request to us at our principal office at 1275 Park East Drive, Woonsocket, RI 02895 telephone: (401) 671-6550.

OWNERSHIP OF SUMMER INFANT, INC. COMMON STOCK

        The following table sets forth information regarding the beneficial ownership of our common stock as of April 29, 2008 by:

  •
  each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

  •
  each of our current executive officers and directors; and

  •
  all our current executive officers and directors as a group

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)		Percent of Common Stock(3)
5% Stockholders
FMR LLC(4) 82 Devonshire Street Boston, MA 2109	1,390,789		9.2%
Pine River Capital Management L.P.(5) 601 Carlson Parkway Suite 330 Minnetonka, MN 55305	1,316,790		8.7%
Prentice Capital Management, LP(6) 623 Fifth Avenue, 32nd floor New York, NY 10022	1,250,000		8.3%
Wynnefield Capital Management LLC(7) 450 Seventh Avenue, Suite 509 New York, NY 10123	1,217,765		8.1%
Buckingham Capital Management Incorporated(8) 750 Third Avenue, Sixth Floor, New York, NY 10017	1,139,150		7.6%
The Goldman Sachs Group(9) 85 Broad Street New York, NY 10004	1,014,000		6.7%
Directors and Named Executive Officers
Marlene Krauss	927,997	(10)	6.2%
Jason Macari	3,354,465	(11)	22.3%
Steven Gibree	650,202	(11)	4.3%
Myra Hart	20,000		*
Martin Fogelman	20,000		*
Robert Stebenne	20,000		*
Richard Wenz	20,000		*
Joseph Driscoll	85,000		*
Directors and officers as a group (8 persons)	5,097,664		33.3%

*
Less than 1%

(1)
Unless otherwise noted, the business address of each named person is 1275 Park East Drive, Woonsocket, Rhode Island 02895.

(2)
Includes shares for which the named person:

•
has sole voting and investment power, and

•
has shared voting and investment power with his or her spouse, unless otherwise indicated in the footnotes.

(3)
Includes shares that may be acquired upon exercise of outstanding warrants. Also, includes the following number of shares that can be acquired through stock option exercises through June 29, 2008 as follows:

Directors and Named Executive Officers	Options Exercisable through June 29, 2008
Dr. Krauss	—
Mr. Macari	—
Mr. Gibree	85,000
Ms. Hart	20,000
Mr. Fogelman	20,000
Mr. Stebenne	20,000
Mr. Wenz	20,000
Mr. Driscoll	85,000
(4)
All information relating to beneficial ownership of common stock was obtained from a Schedule 13G filed on February 14, 2008 with the SEC.

(5)
All information relating to beneficial ownership of common stock was obtained from an amended Schedule 13G/A filed on February 13, 2008 with the SEC.

(6)
All information relating to beneficial ownership of common stock was obtained from a Form 3 filed on March 7, 2007 with the SEC.

(7)
All information relating to beneficial ownership of common stock was obtained from an amended Schedule 13G/A filed on February 14, 2008 with the SEC.

(8)
All information relating to beneficial ownership of common stock was obtained from a Schedule 13G filed on February 12, 2008 with the SEC.

(9)
All information relating to beneficial ownership of common stock was obtained from a Schedule 13G filed on February 11, 2008 with the SEC.

(10)
Includes 356,568 shares of common stock held in trust for the benefit of children of Dr. Krauss. Does not include 571,429 shares of common stock owned by Dr. Krauss' spouse.

(11)
Does not include any additional shares that may be issued as contingent shares in connection with the KBL/Summer Infant merger.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

        Pursuant to our Amended and Restated Certificate of Incorporation, our Board of Directors is divided into three classes. The terms of current Class A directors Myra Hart and Robert Stebenne expire at the Annual Meeting. The terms of current Class B directors Steven Gibree, Martin Fogelman and Richard Wenz expire at the annual meeting of stockholders to be held in 2009. The terms of current Class C directors Marlene Krauss and Jason Macari expire at the annual meeting of stockholders to be held in 2010. Ms. Hart and Mr. Stebenne have been nominated and recommended for election to serve as directors for a three-year term until the annual meeting of stockholders to be held in 2011.

        Based on its review of the relationships between its existing directors (including the director nominees) and our company and our subsidiaries, our Board of Directors has affirmatively determined that if these nominees are elected, a majority of our directors will be independent under the rules of the Nasdaq Stock Market.

        On March 6, 2007, under an Agreement and Plan of Reorganization, dated as of September 1, 2006, we acquired Summer Infant, Inc. (which we refer to as the "Summer Predecessor" in this Proxy Statement), through the merger of our acquisition subsidiary and the Summer Predecessor. Prior to the merger, we were referred to as KBL Healthcare Acquisition II, Inc. Effective upon closing this merger, we changed our name to Summer Infant, Inc. Upon completion of the merger, our Board of Directors was increased to seven members. Two persons who were designated by the former stockholders of the Summer Predecessor, Jason P. Macari and Steven Gibree, were added to our Board of Directors. Two persons, Marlene Krauss and Martin Fogelman, were designated by certain of our founding stockholders. The other three members of our Board of Directors, Myra Hart, Robert Stebenne and Richard Wenz, were mutually designated by these founding stockholders and by these former Summer Predecessor stockholders. These stockholders have entered into a voting agreement with respect to the election of directors. See "Voting Agreement" below.

Nominees for Directors

        The following table sets forth certain information with respect to the two nominees for election to our Board of Directors, their principal occupations, ages, independence status, as determined in accordance with rules of the Nasdaq Stock Market, and periods of service on our Board of Directors. Information regarding their ownership of shares of our common stock as of April 29, 2008 may be found at "Ownership of Summer Infant, Inc. Common Stock."

Class	Name	Age	Principal Occupation	Independent Status	Director Since
A	Myra Hart	67	Professor, Harvard Business School	Y	March 2007
A	Robert Stebenne	54	Owner, Bob Stebenne Associates	Y	March 2007

        Ms. Hart currently works with several high-growth-potential ventures as a board member, advisor and/or consultant. From July 1995 to June 2006, she was a Professor of Entrepreneurial Management at the Harvard Business School and is currently a member of the senior faculty. From 1990 to 1995, Ms. Hart was a doctoral student at Harvard University. From 1985 until 1990, Ms. Hart was employed by Staples, Inc., where she was one of the four founding officers, in various management capacities, with a primary emphasis on strategic planning and growth implementation in new and existing markets. Ms. Hart is also a Director of Office Depot, Inc. (ODP:NYSE), Nina McLemore Inc., Kraft Foods Inc. (KFT:NYSE) and IntelliVid Corporation. She is also a director of the Center for Women's Business Research, a Trustee of Babson College, and a trustee emeritus of Cornell University. Ms. Hart received a B.A. from Cornell University and an MBA and DBA from Harvard University.

        Mr. Stebenne currently owns and manages Bob Stebenne Associates, a firm that provides consulting services in the areas of brand development, product development and strategic planning, among other areas. Mr. Stebenne founded the firm in 2002. Prior to that time, from February 1999 to July 2002, Mr. Stebenne was the president of new business development for Hasbro Industries. From 1991 to January 1999, he was president of Hasbro's FOB/LC division, where he created a U.S. marketing, sales, product development, finance and logistics group. From 1982 to 1991, he was president of Hasbro's Playskool Baby division.

        If any nominee(s) is unable to serve or should decline to serve at the time of the Annual Meeting, the discretionary authority provided in the proxies may be exercised to vote for a substitute(s), who would be designated by our Board of Directors, and would be elected to the same class(es) as the nominee(s) for whom he or she is substituted.

Vote Required

        The affirmative vote of a plurality of the shares of our common stock represented in person or by proxy at the Annual Meeting is necessary for the election of the individuals named above. There is no cumulative voting in elections of directors. Unless otherwise specified, proxies will be voted in favor of the two nominees described above.

Recommendation

        Our Board of Directors recommends that stockholders vote "FOR" the election of each of Myra Hart and Robert Stebenne for a three-year term.

Continuing Directors

        The following table sets forth certain information about those directors whose terms of office do not expire at the Annual Meeting and who consequently are not nominees for re-election at the Annual Meeting. Information regarding their ownership of shares of our common stock as of April 29, 2008 may be found at "Ownership of Summer Infant, Inc. Common Stock."

Class	Name	Age	Principal Occupation	Independent Status	Director Since	Term of Office Will Expire
B	Steven Gibree	41	EVP of Product Development, Summer Infant, Inc.	N	March 2007	2009
B	Martin Fogelman	64	Independent Consultant, Baby Products Industry	Y	March 2007	2009
B	Richard Wenz	58	Consultant and Private Investor	Y	March 2007	2009
C	Dr. Marlene Krauss	63	Managing Member and President, KBL Healthcare Management, Inc.	N	December 2004	2010
C	Jason Macari	45	Chief Executive Officer, Summer Infant, Inc.	N	March 2007	2010

        Mr. Gibree is our executive vice president of product development with management oversight of research and development, product design and engineering and manufacturing relations. Prior to March 2007, Mr. Gibree held these same positions at the Summer Predecessor, with whom he had been employed since November 2001. Prior to that time, Mr. Gibree was the vice president of engineering for Little Kids, Inc., a manufacturer of innovative toys, from March 2001 to November 2001. From May 1997 to March 2001, Mr. Gibree was director of engineering at Safety 1st, Inc. From May 1985 to May 1997, Mr. Gibree was employed by Hasbro, rising to project manager for the Kid Dimension Division.

        Mr. Fogelman has been an independent consultant to the baby products industry since April 2007. From May 2003 until March 2007, Mr. Fogelman was President of Baby Trend, Inc., a manufacturer of infant products. From 1983 to April 2003, he was senior vice president and general merchandise manager of both Toys R Us, a leading retailer of children's toys, and Babies R Us juvenile products division, a leading retailer of products for infants and toddlers.

        Mr. Wenz is a consultant and private investor and currently serves on the boards of directors of Coach America, Strategic Partners, Inc. and Easton Bell Sports, Inc. From October 2000 to July 2003, Mr. Wenz was an operating partner/affiliate of DB Capital Partners, the private equity arm of Deutsche Bank A.G. and served on the boards of directors of a number of portfolio companies, including NewRoads, Inc. and Jenny Craig International. Mr. Wenz also served as chief executive officer of Jenny Craig International from March 2002 to January 2003. Mr. Wenz was president and chief operating officer of Safety 1st, from February 1997 to May 2000. During 1995 and 1996, Mr. Wenz was the partner in charge of the Chicago office with The Lucas Group, a business strategy consulting firm. Prior to 1995, Mr. Wenz held senior executive positions with Wilson Sporting Goods Co., Electrolux Corporation, The Regina Company and Professional Golf Corporation. Mr. Wenz began his career in 1971 with Arthur Young & Company (predecessor of Ernst & Young) and left the firm as a partner in 1983. Mr. Wenz is a certified public accountant.

        Dr. Krauss has been our Chairman of the Board since March 2007 and is one of our founding stockholders. From our inception in December 2004 until March 2007, Dr. Krauss served as our Chief Executive Officer and Secretary. Since November 1998, Dr. Krauss has been a managing member and president of KBL Healthcare Management Inc., a management company that provides investment services to the KBL Healthcare venture capital funds. During this time, Dr. Krauss co-founded or has served on the board of directors of several of KBL Healthcare Management Inc.'s portfolio companies. In August 1991, Dr. Krauss co-founded KBL Healthcare, Inc., a venture capital and investment banking firm engaged in advisory and principal based funding activities for early-stage and middle-market companies in the healthcare field and has served as its chairperson and chief executive officer since its formation.

        Mr. Macari has been our Chief Executive Officer and a director since March 2007. Prior to March 2007, Mr. Macari was Chief Executive Officer and founder of the Summer Predecessor, which he founded in 2001. Prior to that time, Mr. Macari was vice president of product development and general manager of Safety 1st, Inc., a leading manufacturer of safety and baby products from August 1994 to June 2001. From May 1988 to August 1994, Mr. Macari managed the manufacturing engineering group of the Davol Division of CR Bard, a manufacturer of surgical products.

Board of Directors Meetings and Committees of the Board

Attendance of Directors

        Since March 6, 2007 (the date of the merger of KBL and the Summer Predecessor), seven meetings of our Board of Directors were held. All directors attended more than seventy-five percent of the meetings. All directors attended in excess of 75% of the meetings of the committees of our Board of Directors on which they served. We did not hold an annual meeting of stockholders in 2007. Our directors are encouraged, but not required, to attend annual meetings.

Compensation of Directors

        In 2007, the compensation for non-employee directors included the following:

  •
  Cash Board of Directors meeting attendance fee of $1,000 per meeting attended in person and $500 for each meeting by telephone;

  •
  Cash meeting attendance fee of $1,000 for each meeting of the Audit Committee attended and $500 for each meeting of any other committee of our Board of Directors attended;

  •
  $10,000 annual retainer for all directors;

  •
  $5,000 annual retainer for the Chairman of the Audit Committee;

  •
  $2,500 annual retainer for the Chairman of any other committee of our Board of Directors;

  •
  $1,500 annual retainer for other members of the committees of our Board of Directors;

  •
  Expense reimbursement for all reasonable expenses incurred in attending meetings and tending to our business; and

  •
  One-time grant of 40,000 stock options under the 2006 Performance Equity Plan, which vest 25% on the date of grant and 25% annually on each anniversary of the grant date.

        In addition, in July 2007, our Board of Directors appointed a special committee consisting of Ms. Hart and Messrs. Fogelman, Stebenne and Wenz to consider certain of our strategic alternatives. Mr. Wenz served as chairman of this special committee and received an additional retainer of $30,000. Ms. Hart and Messrs. Fogelman and Stebenne received an additional retainer of $15,000 in connection with their service on this special committee. This special committee is not expected to meet in 2008.

        We do not pay our directors who are also executive officers any additional compensation for service as directors.

        The following table shows non-employee director compensation in 2007:

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($)(2)	Non-Equity Incentive Plan Compensation Earnings	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other ($)		Total ($)
Martin Fogelman	$33,500	—	$23,450	—	—	$47,500	(3)	$104,450
Myra Hart	$33,500	—	$23,450	—	—	—		$56,950
Robert Stebenne	$34,000	—	$23,450	—	—	—		$57,450
Richard Wenz	$55,000	—	$23,450	—	—	—		$78,450

(1)
Dr. Krauss and Messrs. Macari and Gibree are not included in this table as they are executive officers and, accordingly, receive no compensation for their service as directors. The compensation received by Dr. Krauss and Messrs. Macari and Gibree as executive officers is shown in the Summary Compensation Table below.

(2)
The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R) for awards granted in 2007. Assumptions used in the calculation of these amounts are included in Note 8 in the notes to our audited consolidated financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 27, 2008.

(3)
Mr. Fogelman also receives $4,750 per month as a paid consultant to our company.

Committees of the Boards of Directors

        Our Board of Directors has designated the following standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. The composition and objectives of each committee are described below. Our Board of Directors continues to review its committees and the independence and qualifications of its current committee members in light of changes required under the Sarbanes-Oxley Act of 2002 and by the Securities and Exchange Commission and the Nasdaq Stock Market.

        Our Board of Directors has determined that a majority of the members of our Board of Directors are independent directors under the rules of the Nasdaq Stock Market. See "Corporate Governance" below.

Audit Committee

        The Audit Committee held three meetings in 2007. As described in the Audit Committee's charter, a copy of which is available on our website at www.summerinfant.com, the primary function of the Audit Committee is to appoint, retain, set compensation of, and supervise, our independent accountants, review the results and scope of the audit and other accounting related services and review our accounting practices and systems of internal accounting and disclosure controls.

        The Audit Committee currently consists of three members: Richard Wenz, Chairman, Myra Hart and Robert Stebenne. Each member of the Audit Committee is an "independent" director under SEC and Nasdaq rules. No member of the Audit Committee is an employee of our company or any of its subsidiaries. We have not relied on exemptions for Audit Committee independence requirements contained in Rule 10A-3 under the Securities Exchange Act of 1934. The members of the Audit Committee are required to have extensive business and financial experience. They are also required to have a good understanding of financial statements, including our balance sheet, income statement, cash flow statement and our quarterly and annual reports on Forms 10-Q and 10-K and related financial statements and disclosures. Our Board of Directors has determined that Mr. Wenz qualifies as an Audit Committee "financial expert."

        The Audit Committee meets with our external and internal auditors and principal financial personnel to review quarterly financial results and the results of the annual audit (in both regular and executive sessions). The Audit Committee reviews and approves annual external auditor engagement plans, scopes and fees. The Audit Committee approves all fees and terms related to the annual independent audit as well as all permissible non-audit engagements of the external auditors. The Audit Committee pre-approves all audit and permissible non-audit services to be performed by the external auditors.

Compensation Committee

        The Compensation Committee met four times in 2007. As described in the Compensation Committee's charter, which is available upon request addressed to our Board of Directors at our principal office at 1275 Park East Drive, Woonsocket, RI 02895, the Compensation Committee is to review and approve compensation paid to our executive officers and to administer our incentive compensation plans, which includes authority to make and modify awards under those plans.

        The Compensation Committee currently consists of three members: Myra Hart, Chairman, Martin Fogelman and Richard Wenz. Each member of the Compensation Committee is an "independent" director under SEC and Nasdaq rules. No member of the Compensation Committee is an employee of our company or any of its subsidiaries.

Nominating Committee

        The Nominating Committee did not meet in 2007. As described in the Nominating Committee's charter, which is available on our website at www.summerinfant.com, the Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors.

        The Nominating Committee currently consists of three members: Robert Stebenne, Chairman, Martin Fogelman and Richard Wenz. Each member of the Nominating Committee is an "independent" director under SEC and Nasdaq rules. No member of the Nominating Committee is an employee of our company or any of its subsidiaries.

        The Nominating Committee will consider persons identified by its members, management, stockholders, investment bankers and others. Until our annual meeting of stockholders to be held in 2010, the nominees for our Board of Directors are determined pursuant to the terms of the voting agreement described below.

        The Nominating Committee will identify, evaluate and recommend candidates to become members of our Board of Directors with the goal of creating a balance of knowledge and experience. Nominations to our Board of Directors may also be submitted to the Nominating Committee by our stockholders in accordance with our policy, which is described below. Candidates will be reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating Committee will consider and evaluate each director-candidate based upon its assessment of the following criteria:

  •
  Whether the candidate is independent pursuant to the requirements of the Nasdaq Stock Market.

  •
  Whether the candidate is accomplished in his or her field and has a reputation, both personal and professional, that is consistent with our image and reputation.

  •
  Whether the candidate has the ability to read and understand basic financial statements. The Nominating Committee also will determine if a candidate satisfies the criteria for being an "audit committee financial expert," as defined by the SEC.

  •
  Whether the candidate has relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise.

  •
  Whether the candidate has knowledge of us and issues affecting us.

  •
  Whether the candidate is committed to enhancing stockholder value.

  •
  Whether the candidate fully understands, or has the capacity to fully understand, the legal responsibilities of a director and the governance processes of a public company.

  •
  Whether the candidate is of high moral and ethical character and would be willing to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility.

  •
  Whether the candidate has, and would be willing to commit, the required hours necessary to discharge the duties of board membership.

  •
  Whether the candidate has any prohibitive interlocking relationships or conflicts of interest.

  •
  Whether the candidate is able to develop a good working relationship with other board members and contribute to the board's working relationship with our senior management.

  •
  Whether the candidate is able to suggest business opportunities to us.

        Stockholders who wish to recommend to the Nominating Committee a candidate for election to our Board of Directors should send their recommendations to us, Attention: Nominating Committee. These letters will be promptly forwarded to the members of the Nominating Committee. Stockholders must follow certain procedures to recommend to the Nominating Committee candidates for election as directors. These procedures are described in our by-laws.

        The recommendation must contain the following information about the candidate:

  •
  Name;

  •
  Age;

  •
  Business and current residence addresses, as well as residence addresses for the past 20 years;

  •
  Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);

  •
  Educational background;

  •
  Permission for us to conduct a background investigation, including the right to obtain education, employment and credit information;

  •
  The number of shares of our common stock beneficially owned by the candidate;

  •
  The information that would be required to be disclosed by us about the candidate under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K); and

  •
  A signed consent of the nominee to serve as a director, if elected.

Voting Agreement

        Dr. Krauss, Messrs. Macari and Gibree and certain of our other stockholders entered into a voting agreement in connection with the KBL/Summer Predecessor merger. The individuals party to this voting agreement own approximately 41.6% of our outstanding common stock in the aggregate. The voting agreement provides that Messrs. Macari and Gibree, on the one hand, and Dr. Krauss and the other founding stockholders party to this voting agreement, on the other hand, will each designate two directors and mutually designate three additional directors to our Board of Directors. Each of the parties to the voting agreement will vote for these designees as directors for the three subsequent annual meetings of stockholders following the merger. We are obligated to provide for our Board of Directors to be comprised of seven members and to enable the election to our Board of Directors of the persons designated by the parties to the voting agreement.

        Under the terms of the voting agreement, Messrs. Macari and Gibree, on the one hand, and Dr. Krauss and the other founding stockholders party to this agreement, on the other hand,, have agreed to vote for the following designees to our Board of Directors for the three subsequent annual meetings of stockholders following the merger:

  •
  Class A—Myra Hart and Robert Stebenne

  •
  Class B—Steven Gibree, Martin Fogelman and Richard Wenz

  •
  Class C—Dr. Marlene Krauss and Jason Macari

Corporate Governance

Independence

        Our Board of Directors has adopted categorical standards to assist it in making independence determinations. Under those standards, in determining independence each year, our Board of Directors will analyze each director's relationship with us and our subsidiaries to determine whether our directors are independent under the rules of the Nasdaq Stock Market. Our Board of Directors has determined that all of our current directors, except Dr. Krauss and Messrs. Macari and Gibree, are "independent" within the meaning of the independence rules of the Nasdaq Stock Market.

Executive Sessions

        All directors who are not employees of our company or its subsidiaries meet in executive session at least quarterly.

Code of Ethics

        We have adopted a comprehensive Code of Ethics for all employees and directors, which can be found on our website at www.summerinfant.com.

Communications with Directors

        Stockholders may send communications to our Board of Directors, the Chairman, or one or more non-management directors by using the contact information provided on our website. Stockholders also may send communications by letter addressed to us at Summer Infant, Inc., 1275 Park East Drive, Woonsocket, Rhode Island 02895. All communications will be received and reviewed by our Chief Executive Officer. Stockholder concerns about our accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee. All other concerns will be reported to the appropriate committee(s) of our Board of Directors.

EXECUTIVE OFFICERS

        Our executive officers are set forth below.

Name	Age	Position
Dr. Marlene Krauss	63	Chairman of the Board of Directors
Jason Macari	45	Chief Executive Officer and director
Steven Gibree	41	EVP of Product Development and director
Joseph Driscoll	43	Chief Financial Officer and Treasurer

        Dr. Krauss has been our Chairman of the Board since March 2007 and is one of our founding stockholders. From our inception in December 2004 until March 2007, Dr. Krauss served as our Chief Executive Officer and Secretary. Since November 1998, Dr. Krauss has been a managing member and president of KBL Healthcare Management Inc., a management company that provides investment services to the KBL Healthcare venture capital funds. During this time, Dr. Krauss co-founded or has served on the board of directors of several of KBL Healthcare Management Inc.'s portfolio companies. In August 1991, Dr. Krauss co-founded KBL Healthcare, Inc., a venture capital and investment banking firm engaged in advisory and principal based funding activities for early-stage and middle-market companies in the healthcare field and has served as its chairperson and chief executive officer since its formation.

        Mr. Macari has been our Chief Executive Officer and a director since March 2007. Prior to March 2007, Mr. Macari was Chief Executive Officer and founder of the Summer Predecessor, which he founded in 2001. Prior to that time, Mr. Macari was vice president of product development and general manager of Safety 1st, Inc., a leading manufacturer of safety and baby products from August 1994 to June 2001. From May 1988 to August 1994, Mr. Macari managed the manufacturing engineering group of the Davol Division of CR Bard, a manufacturer of surgical products.

        Mr. Gibree is our executive vice president of product development with management oversight of research and development, product design and engineering and manufacturing relations. Prior to March 2007, Mr. Gibree held these same positions at the Summer Predecessor, with whom he had been employed since November 2001. Prior to that time, Mr. Gibree was the vice president of engineering for Little Kids, Inc., a manufacturer of innovative toys, from March 2001 to November 2001. From May 1997 to March 2001, Mr. Gibree was director of engineering at Safety 1st, Inc. From May 1985 to May 1997, Mr. Gibree was employed by Hasbro, rising to project manager for the Kid Dimension Division.

        Mr. Driscoll has been our chief financial officer since March 2007. Prior to March 2007, Mr. Driscoll was the chief financial officer at the Summer Predecessor, with whom he had been employed since September 2006. From May 2001 to September 2006, Mr. Driscoll was employed as vice president of finance and later served as chief financial officer for ACT Electronics, Inc., an electronics manufacturer. From May 2000 to May 2001, Mr. Driscoll was employed as vice president of finance for PCI, Inc., an internet based marketing services company. From April 1997 to May 2000, Mr. Driscoll was employed as vice president of finance and later served as chief financial officer for Safety 1st, Inc. From September 1993 to April 1997, Mr. Driscoll was employed as assistant corporate controller and later served as director of financial reporting for Staples, Inc. From February 1992 to September 1993, Mr. Driscoll was employed as corporate controller for E-II Holdings, Inc., an international consumer products company. From July 1986 to February 1992, Mr. Driscoll was employed as an audit manager for KPMG Peat Marwick. Mr. Driscoll is a licensed Certified Public Accountant.

EXECUTIVE COMPENSATION

        The following table describes the compensation awarded to the Chief Executive Officer, the Chief Financial Officer and our other executive officers in 2007 (the "named executive officers"):

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Marlene Krauss Chairman of the Board	2007	$125,000	—	—	—		$125,000
Jason Macari Chief Executive Officer	2007	$275,000	$137,500	—	$229,996	(2)	$642,496
Steven Gibree EVP of Product Development	2007	$220,000	$110,000	$99,663	$37,268	(3)	$466,931
Joseph Driscoll Chief Financial Officer	2007	$170,000	$42,500	$99,663	$53,269	(4)	$365,432

(1)
The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R) for awards granted in 2007. Assumptions used in the calculation of these amounts are included in Note 8 in the notes to our audited consolidated financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K filed with the SEC on March 27, 2008.

(2)
Represents (a) $210,600 in additional contingent amounts paid to Mr. Macari under the KBL/Summer Predecessor merger agreement, (b) $14,118 in compensation as a result of a company automobile provided to Mr. Macari, and (c) $5,278 in matching contributions made by us under our 401(k) plan for Mr. Macari's benefit.

(3)
Represents (a) $23,400 in additional contingent amounts paid to Mr. Gibree under the KBL/Summer Predecessor merger agreement, (b) $9,706 in compensation as a result of a company automobile provided to Mr. Gibree, and (c) $4,162 in matching contributions made by us under our 401(k) plan for Mr. Gibree's benefit.

(4)
Represents (a) $50,000 cash bonus paid to Mr. Driscoll in connection with the completion of the KBL/Summer Predecessor merger in March 2007, and (b) $3,269 in matching contributions made by us under our 401(k) plan for Mr. Driscoll's benefit.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

Material Terms of Employment Contracts of Named Executive Officers

        Marlene Krauss, Chairman of the Board of Directors.    In connection with the KBL/Summer Predecessor merger, Dr. Krauss entered into an employment agreement with us. This employment agreement is an appendix to the proxy statement we filed with the SEC in connection with the merger. Under the terms of this employment agreement, Dr. Krauss serves as the Chairman of our Board of Directors for an initial term of three years. Dr. Krauss is not required to devote her full business time to this position. The employment agreement provides that Dr. Krauss is to receive an annual base salary of $125,000.

        The employment agreement provides that, in the event of the termination of Dr Krauss's employment by us without cause or upon termination of her employment as a result of our breach of the employment agreement, we will continue to pay her base salary in accordance with our normal payroll schedule for a period of 12 months from the date of termination. The employment agreement contains certain restrictive covenants that prohibit Dr. Krauss from disclosing information that is confidential to us and our subsidiaries. The employment agreement also provides that if Dr. Krauss engages in competitive activity, that activity would be grounds for termination of her employment for cause.

        Jason Macari, Chief Executive Officer.    In connection with KBL/Summer Predecessor merger, Mr. Macari entered into an employment agreement with us. This employment agreement is an appendix to the proxy statement we filed with the SEC in connection with the merger. Under the terms of this employment agreement, Mr. Macari serves as our chief executive officer for an initial term of three years. The employment agreement provides that Mr. Macari will receive an annual base salary of at least $275,000. Mr. Macari also may be awarded a bonus in an amount equal to up to 50% of his base salary during any fiscal year during the employment term. One half of that bonus would be based on his performance against performance criteria for that fiscal year to be set, in writing, by our Compensation Committee within 45 days after the Board of Directors approves the budget for that year, and the remaining portion would be awarded in the discretion of the Compensation Committee.

        The employment agreement provides that, in the event of the termination of Mr. Macari's employment by us without cause or upon termination of his employment as a result of our breach of the employment agreement, we will continue to pay him his base salary in accordance with our normal payroll schedule for a period of 12 months from the date of termination. The employment agreement contains certain restrictive covenants that prohibit Mr. Macari from disclosing information that is confidential to us and our subsidiaries and generally prohibits him, during the employment term and for one year thereafter, from soliciting or hiring our employees or competing with us.

        Steven Gibree, Executive Vice President, Product Development.    In connection with the KBL/Summer Predecessor merger, Mr. Gibree entered into an employment agreement with us. This employment agreement is an appendix to the proxy statement we filed with the SEC in connection with the merger. Under the terms of this employment agreement, Mr. Gibree serves as our executive vice president of product development for an initial term of three years. The employment agreement provides that Mr. Gibree is to receive an annual base salary of at least $220,000. Mr. Gibree also may be awarded a bonus in an amount equal to up to 50% of his base salary during any fiscal year during the employment term. One half of that bonus would be based on his performance against performance criteria for that fiscal year to be set, in writing, by our Compensation Committee within 45 days after the Board of Directors approves the budget for that year, and the remaining portion would be awarded in the discretion of the Compensation Committee.

        The employment agreement provides that, in the event of the termination of Mr. Gibree's employment by us without cause or upon termination of his employment as a result of our breach of the employment agreement, we will continue to pay him his base salary in accordance with our normal payroll schedule for a period of 12 months from the date of termination. The employment agreement contains certain restrictive covenants that prohibit Mr. Gibree from disclosing information that is confidential to us and our subsidiaries and generally prohibits him, during the employment term and for one year thereafter, from soliciting or hiring our employees or competing with us.

        Joseph Driscoll, Chief Financial Officer.    In September 2006, Mr. Driscoll entered into a full-time employment agreement with the Summer Predecessor. This employment agreement is an appendix to the proxy statement we filed with the SEC in connection with the merger. Under the terms of this employment agreement, Mr. Driscoll serves as our chief financial officer for an initial term of two years. The employment agreement provides that Mr. Driscoll is to receive an annual base salary of at least $170,000. Mr. Driscoll received a cash bonus of $50,000 upon completion of the merger. Mr. Driscoll also may be awarded a bonus in an amount equal to up to 25% of his base salary during any fiscal year during the employment agreement as long as we attain our projected revenue, net income and other performance criteria goals as determined in writing by the Compensation Committee prior to, or within, sixty (60) days after our operating budget is established for that fiscal year.

        The employment agreement provides that, in the event of the termination of Mr. Driscoll's employment by us without cause or upon termination of his employment as a result of our breach of the employment agreement, we will continue to pay him his base salary in accordance with our normal payroll schedule for a period of six months from the date of termination. The employment agreement contains certain restrictive covenants that prohibit Mr. Driscoll from disclosing information that is confidential to us and our subsidiaries and generally prohibits him, during the employment term and for one year thereafter, from soliciting or hiring our employees or competing with us.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

        The following table provides information about outstanding equity awards held by the named executive officers at the end of fiscal 2007:

	Stock Option Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price Per Share ($)	Option Expiration Date
Marlene Krauss	—	—	—	—	—
Jason Macari	—	—	—	—	—
Steven Gibree	03/07/2007	85,000	85,000	5.25	03/07/2017
Joseph Driscoll	03/07/2007	85,000	85,000	5.25	03/07/2017

        25% of the total number of shares subject to the options vested on March 7, 2007, and 25% of the total number of shares subject to the option will vest and become exercisable on each of the first, second, and third anniversaries of the March 7, 2007 vesting commencement date, subject to continued employment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on review of the copies of those reports furnished to us or written or oral representations that no other reports were required, we believe that during 2007, all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In June 2007, we relocated to a new, 52,000 square foot headquarters/warehouse facility in Woonsocket, Rhode Island we constructed. The facility contains 12,000 square feet of office space and a 40,000 square foot warehouse. In March 2007, in connection with the KBL/Summer Predecessor merger, we acquired the facility from Faith Realty, an affiliated company owned by Messrs. Macari and Gibree. In connection with the acquisition of the facility, we assumed the obligations of Faith Realty under its $500,000 construction loan with Bank of America.

AUDIT COMMITTEE REPORT

        This Audit Committee Report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

        The Audit Committee reviews our financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Our independent outside auditors are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States of America.

        In this context, the Audit Committee has reviewed and discussed with management and the independent outside auditors the audited financial statements. The Audit Committee has discussed with the independent outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent outside auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from us and our management. In addition, the Audit Committee has considered whether the independent outside auditor's provision of non-audit services to us is compatible with the auditor's independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on SEC Form 10-K for the year ended December 31, 2007, for filing with the SEC.

        The foregoing report has been furnished by the current members of the Audit Committee.

  Richard Wenz, Chairman, Myra Hart and Robert Stebenne

DISCLOSURE OF PRINCIPAL ACCOUNTANT FEES AND SERVICES

        As we previously disclosed, certain of the partners of our former auditing firm, Goldstein Golub Kessler LLP, became partners of McGladrey & Pullen, LLP in a limited asset purchase agreement effective October 3, 2007. As a result, Goldstein Golub Kessler LLP resigned as our auditors effective November 15, 2007 and McGladrey & Pullen, LLP was appointed as the auditors of our annual financial statements for the year ended December 31, 2007.

        Through November 15, 2007, Goldstein Golub Kessler LLP had a continuing relationship with RSM McGladrey, Inc., an affiliate of McGladry & Pullen, LLP, from which it leased auditing staff who were full time, permanent employees of RSM McGladrey, Inc. and through which its partners provided non-audit services. Goldstein Golub Kessler LLP had no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of the Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP managed and supervised the audit staff, and was exclusively responsible for the opinion rendered in connection with its examination.

        The following table shows the fees paid or accrued for the audit and other services provided for the years ended December 31, 2007 and 2006:

	2007 Fees	2006 Fees
Audit Fees	$181,465	$56,335
Audit-Related Fees	—	—
Tax Fees	—	$7,755
All Other Fees	—	$2,338

Total Fees	$181,465	$66,428

        Audit Fees were for professional services rendered for the audit of our annual consolidated financial statements and review of consolidated financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

        Audit-Related Fees were for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees."

        Tax Fees were for professional services rendered for federal, state and international tax compliance, tax advice and tax planning.

        All Other Fees were for services other than the services reported above and include agreed-upon procedures in 2006.

Pre-Approval Policies and Procedures

        The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee has engaged McGladrey & Pullen, LLP as our independent registered public accountants for the fiscal year ended December 31, 2008.

        As our independent registered public accountants, McGladrey & Pullen, LLP was engaged to conduct quarterly reviews of us and to conduct an audit of our consolidated financial statements for the full year 2008. Representatives of McGladrey & Pullen, LLP are expected to attend the Annual Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement.

PROPOSAL NUMBER TWO

TO APPROVE AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK
AVAILABLE FOR ISSUANCE UNDER OUR 2006 PERFORMANCE EQUITY PLAN
BY 1,400,000 SHARES, FROM 1,600,000 TO 3,000,000

Introduction

        Our Board of Directors has adopted and is seeking stockholder approval of an amendment to our 2006 Performance Equity Plan to increase the number of shares of our common stock that are available to be issued through grants or awards made under the plan or through the exercise of options granted under the plan from 1,600,000 shares to 3,000,000 shares. Of the 1,600,000 shares of common stock currently authorized for issuance in connection with grants made under the plan, only 556,000 shares remain available for future grants or awards as of April 29, 2008. While some additional shares may become available under the plan through employee terminations, this number is expected to be inconsequential.

        Our Board of Directors recommends this action in order to enable us to continue to provide a source of stock to attract, motivate, retain and reward high-quality executives and other employees, officers, directors and consultants. Our Board of Directors believes that stock options promote growth and provide a meaningful incentive to personnel of successful companies. In addition, we acquire other companies and we may issue stock options to key employees of these acquired companies.

        Stockholder approval of the amendment to the plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, as described below, (ii) for the plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Exchange Act, (iii) to comply with the incentive stock options rules under Section 422 of the Code, and (iv) for purposes of complying with the stockholder approval requirements for the listing of shares on the Nasdaq Stock Market.

        The following is a summary of certain principal features of the plan. This summary is qualified in its entirety by reference to the complete text of the plan. Stockholders are urged to read the actual text of the plan in its entirety which is set forth as Appendix A to this Proxy Statement.

Summary of the 2006 Performance Equity Plan

Administration

        The plan is administered by our Compensation Committee. Subject to the provisions of the plan, the Compensation Committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the Plan

        Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, then in the Compensation Committee's discretion, the number of shares available under the plan may be increased by the lesser of the number of such surrendered shares and shares used to pay taxes and the number of shares purchased under the stock option.

        Under the plan, on a change in the number of shares of our common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the Compensation Committee may determine whether the change requires equitably adjusting the terms of the award or the aggregate number of shares reserved for issuance under the plan.

Eligibility

        We may grant awards under the plan to employees, officers, directors and consultants who are deemed to have rendered, or to be able to render, significant services to us and who are deemed to have contributed, or to have the potential to contribute, to our success.

Types of Awards

        Options.    The plan provides both for "incentive" stock options as defined in Section 422 of the Code, and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The Compensation Committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value on the date of grant. The number of shares covered by incentive stock options that may be exercised by any participant during any calendar year cannot have an aggregate fair market value in excess of $100,000, measured at the date of grant.

        An incentive stock option may only be granted within a ten-year period from the date of the plan and may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock. Subject to any limitations or conditions the Compensation Committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities or any combination of the two.

        Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable during the holder's lifetime, or in the event of legal incapacity or incompetency, the holder's guardian or legal representative. However, a holder, with the approval of the Compensation Committee, may transfer a non-qualified stock option by gift to a family member of the holder, by domestic relations order to a family member of the holder or by transfer to an entity in which more than fifty percent of the voting interests are owned by family members of the holder or the holder, in exchange for an interest in that entity.

        Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by us or a subsidiary of ours at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder's employment is terminated due to disability, the holder may still exercise his or her vested stock options for a period of 12 months or that other greater or lesser period as the Compensation Committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by us or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder's vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the Compensation Committee may determine or until the expiration of the stated term of the stock option, whichever period is shorter.

        If the holder's employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder's employment is terminated by us without cause or due to normal retirement, then the portion of any stock option that has vested on the date of termination may be exercised for the lesser of three months after termination of employment, or the balance of the stock option's term.

        Stock Appreciation Rights.    Under the plan, we may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right will not affect the number of shares of common stock available for awards under the plan. The number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

        Restricted Stock.    Under the plan, we may award shares of restricted stock either alone or in addition to other awards granted under the plan. The Compensation Committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price if any to be paid for the restricted stock by the person receiving the stock from us, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

        Restricted stock awarded under the plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of, other than to us, during the applicable restriction period. In order to enforce these restrictions, the plan requires that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. Other than regular cash dividends and other cash equivalent distributions as we may designate, pay or distribute, we will retain custody of all distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to receive and retain all regular cash dividends and other cash equivalent distributions as we may designate, pay or distribute on the restricted stock and the right to vote the shares.

        Deferred Stock.    Under the plan, we may award shares of deferred stock either alone or in addition to other awards granted under the plan. The Compensation Committee determines the eligible persons to whom, and the time or times at which, deferred stock will be awarded, the number of shares of deferred stock to be awarded to any person, the duration of the period during which, and the conditions under which, receipt of the stock will be deferred, and all the other terms and conditions of deferred stock awards.

        Deferred stock awards granted under the plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to us during the applicable deferral period. The holder will not have any rights of a stockholder until the expiration of the applicable deferral period and the issuance and delivery of the certificates representing the common stock. The holder may request to defer the receipt of a deferred stock award for an additional specified period or until a specified event. This request must generally be made at least one year prior to the expiration of the deferral period for the deferred stock award.

        Stock Reload Options.    Under the plan, we may grant stock reload options to a holder who tenders shares of common stock to pay the exercise price of a stock option or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes. A stock reload option permits a holder who exercises a stock option by delivering stock owned by the holder for a minimum of six months to receive a new stock option at the current market price for the same number of shares delivered to exercise the option. The Compensation Committee determines the terms, conditions, restrictions and limitations of the stock reload options. The exercise price of stock reload options must be the fair market value as of the date of exercise of the underlying option. Unless otherwise determined, a stock reload option may be exercised commencing one year after it is granted and expires on the expiration date of the underlying option.

        Other Stock-Based Awards.    Under the plan, we may grant other stock-based awards, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of our subsidiaries. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the plan or any of our other plans.

Accelerated Vesting and Exercisability

        Unless otherwise provided in the grant of an award, if any "person," as defined in Sections 13(d) and 14(d) of the Exchange Act, is or becomes the "beneficial owner," as referred in Rule 13d-3 under the Exchange Act, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding voting securities in one or more transactions, and our Board of Directors does not authorize or approve the acquisition, then the vesting periods with respect to awards granted and outstanding under the plan will be accelerated and will immediately vest, and each participant of an award will have the immediate right to purchase and receive all shares of our common stock subject to the award in accordance with the terms set forth in the plan and in the corresponding award agreements.

        Unless otherwise provided in the grant of an award, the Compensation Committee may, in the event of an acquisition of substantially all of our assets or at least 50% of the combined voting power of our then outstanding securities in one or more transactions, including by way of merger or reorganization, which has been approved by our Board of Directors, accelerate the vesting of any and all awards granted and outstanding under the plan.

Repurchases

        Unless otherwise provided in the grant of an award, the Compensation Committee may, in the event of an acquisition of substantially all of our assets or at least 50% of the combined voting power of our then outstanding securities in one or more transactions, including by way of merger or reorganization, which has been approved by our Board of Directors, require a holder of any award granted under the plan to relinquish the award to us upon payment by us to the holder of cash in an amount equal to the fair market value of the award or $0.001 per share for awards that are out-of-the money.

Competition; Solicitation of Customers and Employees; Disclosure of Confidential Information

        If a holder's employment with us or a subsidiary of our is terminated for any reason whatsoever and within 12 months after the date of termination, the holder either:

  •
  accepts employment with any competitor of, or otherwise engages in competition with, us,

  •
  solicits any of our customers or employees to do business with or render services to the holder or any business with which the holder becomes affiliated or to which the holder renders services, or

  •
  uses or discloses to anyone outside of us any of our confidential information or material in violation of our policies or any agreement between us and the holder,

the Compensation Committee may require the holder to return to us the economic value of any award that was realized or obtained by the holder at any time during the period beginning on the date that is 12 months prior to the date the holder's employment with us is terminated.

Withholding Taxes

        Upon the exercise of any award granted under the plan, the holder may be required to remit to us an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of common stock.

Term and Amendments

        Unless terminated by our Board of Directors, the plan will continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. However, grants of incentive stock options may be made only until ten years from the date of the plan. Our Board of Directors may at any time, and from time to time, amend the plan, provided that no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder's consent.

Federal Income Tax Consequences

        The following discussion of the federal income tax consequences of participation in the plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

        Incentive stock options.    Participants will recognize no taxable income upon the grant or exercise of an incentive stock option. The participant will realize no taxable income when the incentive stock option is exercised if the participant has been an employee of ours or any of our subsidiaries at all times from the date of the grant until three months before the date of exercise, one year if the participant is disabled. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. We will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

        If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for the shares, and we will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

        In the case of a disposition of shares earlier than two years from the date of the grant or in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on the disposition over the exercise price, which is the same amount included in regular taxable income.

        Non-incentive stock options.    With respect to non-incentive stock options:

  •
  upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of our common stock on the date of grant;

  •
  upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and we will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and

  •
  we will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

        On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

        If the shares acquired upon exercise of a non-incentive stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and we will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

        Stock appreciation rights.    Upon the grant of a stock appreciation right, the participant recognizes no taxable income and we receives no deduction. The participant recognizes ordinary income and we receives a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

        Restricted stock.    A participant who receives restricted stock will recognize no income on the grant of the restricted stock and we will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. A participant's shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16(b) of the Exchange Act. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

        A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. The forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. The loss will be a capital loss if the shares are capital assets. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

        On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

        Whether or not the participant makes an election under Section 83(b), we generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant's gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

        Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by us, subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by us.

        Deferred stock.    A participant who receives an award of deferred stock will recognize no income on the grant of the award. However, he or she will recognize ordinary compensation income on the transfer of the deferred stock, or the later lapse of a substantial risk of forfeiture to which the deferred stock is subject, if the participant does not make a Section 83(b) election, in accordance with the same rules as discussed above under the caption "Restricted stock."

        Other stock-based awards.    The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

        Certain Awards Deferring or Accelerating the Receipt of Compensation.    Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to "nonqualified deferred compensation plans." If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards that may be granted under the plan may constitute deferred compensation subject to the Section 409A requirements. It is our intention that any award agreement governing awards subject to Section 409A will comply with these new rules.

New Plan Benefits

        No grants have been made with respect to additional shares of our common stock to be reserved for issuance under the plan. In addition, the number of shares of our common stock that may be granted to executive officers, directors and all employees including non-executive officers is indeterminable at this time, as those grants generally are subject to the discretion of the Compensation Committee.

Recommendation and Vote Required

        Approval of the amendment to the plan will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock represented in person or by proxy and entitled to vote at the meeting.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER OUR 2006 PERFORMANCE EQUITY PLAN BY 1,400,000 SHARES, FROM 1,600,000 TO 3,000,000.

OTHER MATTERS

        We know of no other matters that may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on those matters. This discretionary authority is conferred by the proxy.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

        In order to be included in the proxy statement and form of proxy for the 2009 Annual Meeting of Stockholders pursuant to Exchange Act Rule 14a-8, stockholder proposals must be received by us at our corporate offices in Woonsocket, Rhode Island, no later than January 5, 2009 (120 days before the anniversary of the date this Proxy Statement is being mailed to our stockholders). These proposals must also comply with the requirements as to form and substance established by the SEC if those proposals are to be included in the proxy statement and form of proxy.

        Stockholder proposals to be presented at the 2009 Annual Meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement and form of proxy for the 2009 Annual Meeting, must be received in writing at our corporate offices no later than March 21, 2009 (45 days before the anniversary of the date this Proxy Statement is being mailed to our stockholders).

By Order of the Board of Directors,
Dr. Marlene Krauss, Chairman
May 5, 2008

Appendix A

Explanatory Note:    This Appendix A contains a copy of the Summer Infant, Inc. 2006 Performance Equity Plan, as amended by the proposed amendment described in the Proxy Statement to which this Exhibit A is attached

Approved by Board of Directors on August 24, 2006
Approved by Stockholders on March 6, 2007

SUMMER INFANT, INC. (f/k/a KBL Healthcare Acquisition Corp. II)

2006 Performance Equity Plan

Section 1. Purpose; Definitions.

        1.1.    Purpose.    The purpose of the 2006 Performance Equity Plan ("Plan") is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

        1.2.    Definitions.    For purposes of the Plan, the following terms shall be defined as set forth below:

        (a)   "Agreement" means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

        (b)   "Board" means the Board of Directors of the Company.

        (c)   "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        (d)   "Committee" means the Stock Option Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

        (e)   "Common Stock" means the Common Stock of the Company, par value $.0001 per share.

        (f)    "Company" means Summer Infant, Inc., a corporation organized under the laws of the State of Delaware.

        (g)   "Deferred Stock" means Common Stock to be received under an award made pursuant to Section 8, below, at the end of a specified deferral period.

        (h)   "Disability" means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

        (i)    "Effective Date" means the date set forth in Section 12.1, below.

        (j)    "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq Global Market or Nasdaq Capital Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq Global Market or Nasdaq Capital Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

        (k)   "Holder" means a person who has received an award under the Plan.

        (l)    "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        (m)  "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        (n)   "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as "retirement age" for any particular Holder. If no age is designated, it shall be 65.

        (o)   "Other Stock-Based Award" means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

        (p)   "Parent" means any present or future "parent corporation" of the Company, as such term is defined in Section 424(e) of the Code.

        (q)   "Plan" means the Summer Infant, Inc. 2006 Performance Equity Plan, as hereinafter amended from time to time.

        (r)   "Repurchase Value" shall mean the Fair Market Value in the event the award to be settled under Section 2.2(h) or repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

        (s)   "Restricted Stock" means Common Stock received under an award made pursuant to Section 7, below, that is subject to restrictions under said Section 7.

        (t)    "SAR Value" means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

        (u)   "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

        (v)   "Stock Option" or "Option" means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

        (w)  "Stock Reload Option" means any option granted under Section 5.3 of the Plan.

        (x)   "Subsidiary" means any present or future "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code.

        (y)   "Vest" means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2. Administration.

        2.1.    Committee Membership.    The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent possible and deemed to be appropriate by the Board, shall be "non-employee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Code.

        2.2.    Powers of Committee.    The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

        (a)   to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder;

        (b)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

        (c)   to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

        (d)   to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan;

        (e)   to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the payment or crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

        (f)    to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder;

        (g)   to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms; and

        (h)   to make payments and distributions with respect to awards (i.e., to "settle" awards) through cash payments in an amount equal to the Repurchase Value.

        Notwithstanding anything to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than 200,000 shares in the aggregate.

        2.3.    Interpretation of Plan.

        (a)   Committee Authority.    Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

        (b)   Incentive Stock Options.    Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3. Stock Subject to Plan.

        3.1.    Number of Shares.    The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 3,000,000 shares. Shares of Common Stock under the Plan ("Shares") may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then the number of shares available under the Plan shall be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option.

        3.2.    Adjustment Upon Changes in Capitalization, Etc.    In the event of any merger, reorganization, consolidation, common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4. Eligibility.

        Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. Notwithstanding the foregoing, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services.

Section 5. Stock Options.

        5.1.    Grant and Exercise.    Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The maximum number of Shares that may be issuable upon the exercise of Incentive Stock Options awarded under the Plan shall be [                        ]. The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

        5.2.    Terms and Conditions.    Stock Options granted under the Plan shall be subject to the following terms and conditions:

        (a)   Option Term.    The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company ("10% Stockholder").

        (b)   Exercise Price.    The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder will not be less than 110% of the Fair Market Value on the date of grant.

        (c)   Exercisability.    Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

        (d)   Method of Exercise.    Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided, however, that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option. The Committee may permit a Holder to elect to pay the

Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

        (e)   Transferability.    Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder's guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder's "Immediate Family" (as defined below), or (ii) to an entity in which the Holder and/or members of Holder's Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Stock Option prior to such transfer. The term "Immediate Family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.

        (f)    Termination by Reason of Death.    If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

        (g)   Termination by Reason of Disability.    If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

        (h)   Other Termination.    Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee and set forth in the Agreement, if such Holder's employment or retention by, or association with, the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

        (i)    Additional Incentive Stock Option Limitation.    In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

        (j)    Buyout and Settlement Provisions.    The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

        5.3.    Stock Reload Option.    If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option ("Underlying Option") and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, then the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes (but only if such tendered shares were held by the Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

Section 6. Stock Appreciation Rights.

        6.1.    Grant and Exercise.    The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

        6.2.    Terms and Conditions.    Stock Appreciation Rights shall be subject to the following terms and conditions:

        (a)   Exercisability.    Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

        (b)   Termination.    A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

        (c)   Method of Exercise.    Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

        (d)   Shares Affected Upon Plan.    The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7. Restricted Stock.

        7.1.    Grant.    Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

        7.2.    Terms and Conditions.    Each Restricted Stock award shall be subject to the following terms and conditions:

        (a)   Certificates.    Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

        (b)   Rights of Holder.    Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

        (c)   Vesting; Forfeiture.    Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8. Deferred Stock.

        8.1.    Grant.    Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

        8.2.    Terms and Conditions.    Each Deferred Stock award shall be subject to the following terms and conditions:

        (a)   Certificates.    At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

        (b)   Rights of Holder.    A person entitled to receive Deferred Stock shall not have any rights of a Stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

        (c)   Vesting; Forfeiture.    Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

        (d)   Additional Deferral Period.    A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

Section 9. Other Stock-Based Awards.

        Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 10. Accelerated Vesting and Exercisability.

        10.1.    Non-Approved Transactions.    If any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended ("Exchange Act")), is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

        10.2.    Approved Transactions.    The Committee may, in the event of an acquisition of substantially all of the Company's assets or at least 50% of the combined voting power of the Company's then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company's Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, or (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award or, in the event that an outstanding award does not have any Repurchase Value, then the Board of Directors may terminate the award on payment of $.01 per share that may be acquired or vest under an award.

Section 11. Amendment and Termination.

        The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent, except as set forth in this Plan.

Section 12. Term of Plan.

        12.1.    Effective Date.    The Plan shall be effective as of the date of the closing of the acquisition of Summer Infant, Inc. and its affiliate companies by the Company, pursuant to the Agreement and Plans of Acquisition among the Company, the Summer companies and the other parties thereto dated as of September 1, 2006, as the same may be amended, provided that the Plan has been approved by the Company's stockholders prior to such closing.

        12.2.    Termination Date.    Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period following the Effective Date.

Section 13. General Provisions.

        13.1.    Written Agreements.    Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

        13.2.    Unfunded Status of Plan.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

        13.3.    Employees.

        (a)   Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information.    If a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) discloses to anyone outside the Company or uses any confidential information or material of the Company or any of its Subsidiaries in violation of the Company's policies or any agreement between the Holder and the Company or any of its Subsidiaries,

the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Shares that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder's employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

        (b)   Termination for Cause.    The Committee may, if a Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Shares that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

        (c)   No Right of Employment.    Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

        13.4.    Investment Representations; Company Policy.    The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company's securities.

        13.5.    Additional Incentive Arrangements.    Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

        13.6.    Withholding Taxes.    Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

        13.7.    Governing Law.    The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the laws of the State of Delaware.

        13.8.    Other Benefit Plans.    Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

        13.9.    Non-Transferability.    Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

        13.10.    Applicable Laws.    The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933 (the "Securities Act"), as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

        13.11.    Conflicts.    If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

        13.12.    Non-Registered Stock.    The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the Nasdaq Global Market and Nasdaq Capital Market.

Plan Amendments

Date Approved by Board	Date Approved by Stockholders if necessary	Sections Amended	Description of Amendments	Initials of Attorney Effecting Amendment

SUMMER INFANT, INC.

Proxy for 2008 Annual Meeting of Stockholders

June 5, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned hereby appoints Jason Macari and Joseph Driscoll, and either one of them, proxies of the undersigned, with power of substitution, to act for and to vote all shares of Summer Infant, Inc. common stock owned by the undersigned, upon the matters set forth in the Notice of Meeting and related Proxy Statement at the Annual Meeting of Stockholders of Summer Infant, Inc., to be held at 10:00 a.m. on Thursday, June 5, 2008, at Summer Infant, Inc.'s principal offices, 1275 Park East Drive, Woonsocket, Rhode Island, and any adjournments of the meeting. The proxies, and either one of them, are further authorized to vote, in their discretion, upon such other business as may properly come before the Annual Meeting, or adjournments of the meeting.

(Continued and to be signed on reverse side.)

B-1

YOUR SHARES WILL BE VOTED "FOR" THE FOLLOWING PROPOSALS
UNLESS OTHERWISE INDICATED.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:    ☒

1.
ELECTION OF DIRECTORS.    To elect two directors to serve for three years:

☐
FOR ALL NOMINEES
☐
WITHHOLD AUTHORITY FOR ALL NOMINEES
☐
FOR ALL EXCEPT (See instruction below)

    NOMINEES:

    For a three year term expiring at the Annual Meeting of stockholders to be held in 2011:

    o
    Myra Hart
    o
    Robert Stebenne

2.
AMENDMENT OF 2006 PERFORMANCE EQUITY PLAN.    To amend the 2006 Performance Equity Plan to increase the number of authorized shares available for issuance under the plan from 1,600,000 to 3,000,000:

☐
FOR
☐
AGAINST
☐
ABSTAIN

INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:    •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

Signature of Stockholder	Date
Signature of Stockholder	Date

NOTE:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign name by authorized person.

B-2

QuickLinks

SUMMER INFANT, INC. 1275 Park East Drive Woonsocket, RI 02895
NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
SUMMER INFANT, INC. 1275 Park East Drive Woonsocket, RI 02895
PROXY STATEMENT 2008 Annual Meeting of Stockholders June 5, 2008
OWNERSHIP OF SUMMER INFANT, INC. COMMON STOCK
PROPOSAL NUMBER ONE ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
DISCLOSURE OF PRINCIPAL ACCOUNTANT FEES AND SERVICES
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
PROPOSAL NUMBER TWO TO APPROVE AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER OUR 2006 PERFORMANCE EQUITY PLAN BY 1,400,000 SHARES, FROM 1,600,000 TO 3,000,000
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
Appendix A
SUMMER INFANT, INC. (f/k/a KBL Healthcare Acquisition Corp. II) 2006 Performance Equity Plan
Plan Amendments
SUMMER INFANT, INC. Proxy for 2008 Annual Meeting of Stockholders June 5, 2008